UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2001

FARMLAND INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

      Kansas                           2-60372                      44-0209330
  (State of Incorporation)        (Commission File Number)       (I.R.S. Employer Identification No.)

         12200 N. Ambassador Dr.
          Kansas City, Missouri                                     64163-1244
 (Address of principal executive offices)                           (Zip Code)

                                         816-713-7000
                     (Registrant's telephone number, including area code)

                                          Not Changed
                 (Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

Effective May 4, 2001, Farmland Industries and Archer Daniels Midland Co. (ADM) consummated the formation of a grain marketing relationship. Based on arms-length negotiations, ADM/Farmland Inc., a wholly-owned subsidiary of ADM, purchased grain inventories and Farmland Atwood, our wholly-owned grain trading subsidiary, from Farmland for approximately $154 million in cash and short-term receivables. ADM/Farmland will lease and operate Farmland’s grain elevators throughout the United States. The initial lease period is for five years, with options to continue the lease for up to an additional twenty years. ADM/Farmland’s annual rental payment will equal Farmland’s fixed cost of owning the elevators plus a 50% share of the earnings of ADM/Farmland.

ITEM 7. Financial Statements and Exhibits

The following pro forma condensed consolidated financial statements are presented to illustrate the effects of the sale of Farmland Atwood, a wholly-owned grain brokerage subsidiary, and the sale of certain grain inventories to ADM/Farmland (the “Disposition”) on the historical financial position and operating results of Farmland.

The following pro forma condensed consolidated balance sheet of Farmland at February 28, 2001 gives effect to the Disposition as if it had occurred on that date. The pro forma condensed consolidated statements of operations for the six months ended February 28, 2001 and for the year ended August 31, 2000 give effect to the Disposition as if it had occurred on September 1, 1999.

The pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with, Farmland’s historical consolidated financial statements, including the accompanying notes. Those financial statements are included in our Quarterly Report on Form 10-Q for the six months ended February 28, 2001 and our Annual Report on Form 10-K for the year ended August 31, 2000.

The pro forma condensed consolidated financial statements are presented only for informational purposes. As a result, the accompanying pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations of Farmland that would have occurred had the Disposition been consummated as of the dates indicated. For the reasons stated above, the pro forma condensed consolidated financial statements are not necessarily indicative of the future financial condition or operating results of Farmland.

                                    FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES
                                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                 February 28, 2001
                                                    (unaudited)

                                                      ASSETS

                                                                         February 28, 2001
                                                 ------------------------------------------------------------------
                                                 ------------------------------------------------------------------
                                                                              Pro Forma              Farmland
                                                       Farmland              Adjustment             Pro Forma
                                                         (a)                     (b)
                                                 ---------------------   --------------------   -------------------
                                                                      (Amounts in Thousands)

Current assets:
   Accounts receivable-trade..............        $        689,403       $     (13,413)(1) (3)     $      675,990
   Inventories............................               1,058,343            (178,945)(1) (3)            879,398
   Other current assets...................                 342,016             (24,143)(3)                317,873
                                                ---------------------  ----------------------   -------------------

Total current assets......................        $      2,089,762       $    (216,501)            $    1,873,261
                                                ---------------------  ----------------------   -------------------

Investments & long-term receivables.......        $        357,386       $        (181)(3)         $      357,205
                                                ---------------------  ----------------------   -------------------

Property, plant & equipment:
   Cost...................................        $      1,704,327       $        (797)(3)         $    1,703,530
   Accumulated depreciation...............                (920,396)                163(3)                (920,233)
                                                ---------------------  ----------------------   -------------------

Net property, plant& equipment...........        $        783,931       $        (634)            $      783,297
                                                ---------------------  ----------------------   -------------------

Other assets..............................        $        248,460       $     (17,150)(4)         $      231,310
                                                ---------------------  ----------------------   -------------------

Total assets..............................        $      3,479,539       $    (234,466)            $    3,245,073
                                                =====================  ======================   ===================

    See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

                                             LIABILITIES AND EQUITIES

                                                       February 28, 2001
                                              ---------------------------------------------------------------

                                                                          Pro Forma              Farmland
                                                 Farmland                Adjustment             Pro Forma
                                                    (a)                      (b)
                                              ----------------     ------------------------   ---------------
                                                                  (Amounts in Thousands)
Current liabilities:
   Short-term notes payable.........        $       752,035         $     (146,582)(1) (2) ($)      605,453
   Accounts payable-trade...........                389,531                (58,017)(3)              331,514
   Other current liabilities........                612,704                (18,055)(2) (3) (5)      594,649
                                         ---------------------     ------------------------ -----------------

Total current liabilities...........        $     1,754,270         $     (222,654)         $     1,531,616
                                         ---------------------     ------------------------ -----------------

Long-term liabilities...............        $       803,076         $         (227)(3)      $       802,849
                                         ---------------------     ------------------------ -----------------

Total capital stock & equity........        $       922,193         $      (11,585)(3) (4).($)      910,608
                                         ---------------------     ------------------------ -----------------

Total liabilities and equity........        $     3,479,539         $     (234,466)         $     3,245,073
                                         =====================     ======================== =================

    See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a)      Reflects Farmland's historical financial position at February 28, 2001.

(b)      Pro forma adjustments to record the Disposition as of February 28, 2001 reflect:

        1)       The sale of certain inventories to ADM, primarily for cash;

    2)       Prepaid rental income received in connection with the lease of our grain elevators;

    3)       The sale of Farmland Atwood Inc., primarily for cash;

    4)       Derecognition of certain intangible assets associated with our grain business;

    5)       Accrued severance costs.

                                    FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                    (UNAUDITED)

                                                                              Year Ended August 31, 2000
                                                              -------------------------------------------------------------

                                                                                      Pro Forma              Farmland
                                                                 Farmland             Adjustment            Pro Forma
                                                                    (a)                  (b)
                                                              ----------------    -------------------   -------------------
                                                                                 (Amounts in Thousands)

Sales..................................................     $      12,238,963      $      (1,888,578)   $     10,350,385
Cost of sales..........................................            11,767,482             (1,832,372)          9,935,110
                                                           -------------------    -------------------   -------------------

Gross income...........................................     $         471,481      $         (56,206)   $        415,275
                                                           -------------------    -------------------   -------------------

Selling, general& administrative expenses.............     $         476,808      $         (40,513)   $        436,295
                                                           -------------------    -------------------   -------------------

Other income (deductions):
  Interest expense, net................................     $         (99,991)     $          15,907    $        (84,084)
  Other, net...........................................                22,691                   (320)             22,371
                                                           -------------------    -------------------   -------------------

Total other income.....................................               (77,300)                15,587             (61,713)

Equity in net income of investees......................                56,891                      0              56,891

Minority interest in net (income)......................
  loss of subsidiaries.................................               (24,996)                     0             (24,996)
                                                           -------------------    -------------------   -------------------

Income (loss) before income taxes......................    $          (50,732)    $             (106)   $        (50,838)

Provision for income taxes.............................                21,482                     17              21,499
                                                           -------------------    -------------------   -------------------

Income (loss)..........................................     $         (29,250)     $             (89)   $        (29,339)
                                                           ===================    ===================   ===================

    See accompanying Notes to Pro Forma Condensed Consolidated Statement of Operations

                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                    (UNAUDITED)

                                                                           Six Months Ended February 28, 2001
                                                              -------------------------------------------------------------

                                                                                      Pro Forma             Farmland
                                                                 Farmland             Adjustment            Pro Forma
                                                                    (a)                  (b)
                                                              ----------------    -------------------  --------------------
                                                                                 (Amounts in Thousands)

Sales..................................................     $      5,952,724       $      (1,056,374)   $     4,896,350
Cost of sales..........................................            5,730,092              (1,029,887)         4,700,205
                                                           -------------------    -------------------   -------------------

Gross income...........................................     $        222,632       $         (26,487)   $       196,145
                                                           -------------------    -------------------   -------------------

Selling, general & administrative expenses.............     $        193,500       $         (15,350)   $       178,150
                                                           -------------------    -------------------   -------------------

Other income (deductions):
  Interest expense, net................................     $        (60,865)      $           9,621    $       (51,244)
  Other, net...........................................               23,209                    (896)            22,313
                                                           -------------------    -------------------   -------------------

Total other income.....................................              (37,656)                  8,725            (28,931)

Equity in net income of investees......................                1,144                       0              1,144

Minority interest in net (income)
  loss of subsidiaries.................................               (9,090)                      0             (9,090)
                                                           -------------------    -------------------   -------------------

Income (loss) before income taxes......................    $         (16,470)     $           (2,412)   $       (18,882)

Provision for income taxes.............................                2,063                     397              2,460
                                                           -------------------    -------------------   -------------------

Income (loss) before cumulative
  effect of accounting change..........................     $        (14,407)      $          (2,015)   $       (16,422)
                                                           ===================    ===================   ===================

    See accompanying Notes to Pro Forma Condensed Consolidated Statement of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED FEBRUARY 28, 2001 AND YEAR ENDED AUGUST 31, 2000

(a)      Reflects Farmland's  historical operating results for the six months ended  February 28, 2001  and for the year ended August 31, 2000.

(b)      Pro forma  adjustments to record the Disposition for the six months ended  February 28, 2001,  and for the year ended August 31, 2000 reflect the following directly identifiable items:

            1)      The effect of excluding sales, cost of sales,  selling,  general and administrative  expenses and interest expense associated with the assets being sold or leased to ADM/Farmland;

      2)      The effect of excluding Farmland Atwood's operations; and

      3)      The effect of excluding from selling,  general and administrative  expenses the amortization of intangible assets which will be derecognized from the balance sheet on completion of the disposition.

(c)      The  effect  on  other  income  resulting  from  our  contractual  interest  in  50% of  the  earnings  of
         ADM/Farmland cannot be determined at this time, and is not presented on the pro forma statements.

(d)      Based on information  currently available,  Management  estimates that the transactions  described in this filing will result in  nonrecurring  charges to  Farmland,  net of taxes,  of  approximately  $15 million, consisting  primarily of goodwill  related to Farmland  Atwood,  over the next twelve  months and have not been  considered in these pro forma  statements.  We anticipate  that most of these  nonrecurring  charges will be  recognized  during the third  quarter of the 2001 fiscal year.  Over the next twelve  months,  we will continue to evaluate the impact of the transaction, and the need for additional charges or credits.

Exhibits

2.A Purchase Agreement between Farmland Industries, Inc. and ADM/Farmland, Inc., dated May 4, 2001.

2.B Master Lease between Farmland Industries, Inc. and ADM/Farmland, Inc., and Archer Daniels Midland Company, dated May 4, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 21, 2001                                FARMLAND INDUSTRIES, INC.
      (Date)                                      (Registrant)

                       By:                 /s/ JOHN F. BERARDI

                                 ------------------------------------
                                           John F. Berardi
                                         Executive Vice President
                                        and Chief Financial Officer